EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TOSECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Global 8 Environmental Technologies, Inc. and subsidiaries (the “Company") for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Javan Khazali, President & Chief Executive Officer of the Company, and Chad Burback, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 12, 2009	/s/ Javan Khazali
Javan Khazali
President & Chief Executive Officer

Dated: January 12, 2009	/s/ Chad Burback
Chad Burback
Chief Financial Officer